                                                                     EXHIBIT 4.1

[SEAL]

    INCORPORATED UNDER THE LAWS                          COMMON STOCK
      OF THE STATE OF KANSAS                        PAR VALUE $5 PER SHARE

                                                            SHARES


THIS CERTIFICATE IS TRANSFERABLE IN                    CUSIP 49455P 10
        NEW YORK, NEW YORK                    SEE REVERSE FOR CERTAIN DEFINITION


                           [KINDER MORGAN, INC. LOGO]


This is to Certify that



is the owner of

          FULLY PAID AND NON-ASSESSABLE SHARES OF THE COMMON STOCK OF

Kinder Morgan, Inc. (hereinafter called the Corporation), transferable on the books of the Corporation by the holder hereof in person or by duly authorized attorney upon surrender of this Certificate properly endorsed. This Certificate and the shares represented hereby are issued and shall be held subject to all of the provisions of the Corporation's Articles of Incorporation, to all of which the holder by acceptance hereof assents. This Certificate is not valid unless countersigned by the Transfer Agent and registered by the Registrar.

     Witness the facsimile seal of the Corporation and the facsimile signatures of its duly authorized officers.

                             [CERTIFICATE OF STOCK]

Dated

Countersigned and Registered:
     EQUISERVE TRUST COMPANY, N.A.
                         Transfer Agent and Registrar

By:                             /s/ Richard D. Kinder      /s/ Joseph Listengart
    Authorized Signature        CHAIRMAN OF THE BOARD            SECRETARY

                              KINDER MORGAN, INC.

     The Corporation will furnish without charge to any stockholder requesting same a statement setting forth the powers, designations, preferences and relative, participating, optional or other special rights of each class of its stock or series thereof and the qualifications, limitations or restrictions of such preferences or rights. Such request may be made to the office of the Secretary of the Corporation or to the Transfer Agent.

     The following abbreviations, when used in the inscription on the face of this certificate, shall be construed as though they were written out in full according to applicable laws or regulations:


     TEN COM - as tenants in common                    UNIF GIFT MIN ACT-            Custodian
                                                                         -----------           ----------
     TEN ENT - as tenants by the entireties                                 (Cust)              (Minor)

     JT TEN  - As joint tenants with right of                            under Uniform Gifts to Minors
               survivorship and not as tenants                           Act
               in common                                                      ---------------------------
                                                                                      (State)

                                                       TOD             - transfer on death
                                                                                        TOD
                                                                          -------------     -------------
                                                                             (owner)        (beneficiary)
                                                                         subject to STA TOD rules

     Additional abbreviations may also be used though not in the above list.

     For value received,
                         ------------------------------------------------------
hereby sell, assign and transfer unto


     PLEASE INSERT SOCIAL SECURITY OR OTHER IDENTIFYING NUMBER OF ASSIGNEE


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PLEASE PRINT OR TYPEWRITE NAME AND ADDRESS INCLUDING POSTAL ZIP CODE OF ASSIGNEE


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                                                                          Shares
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of the capital stock represented by the within Certificate, and do hereby irrevocably constitute and appoint
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Attorney to transfer the said stock on the books of the within-named Corporation with full power of substitution in the premises.

Dated,
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                                    NOTICE:

     THE SIGNATURE(S) TO THIS ASSIGNMENT MUST CORRESPOND WITH THE NAME(S) AS WRITTEN UPON THE FACE OF THE CERTIFICATE IN EVERY PARTICULAR WITHOUT ALTERATION OR ENLARGEMENT OR ANY CHANGE WHATEVER.


X
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              (SIGNATURE)

X
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              (SIGNATURE)


     This certificate also evidences and entitles the holder hereof to certain Rights as set forth in a Rights Agreement between Kinder Morgan, Inc. (formerly known as KN Energy, Inc.) and First Chicago Trust Company of New York (successor in interest to the Bank of New York), dated as of August 21, 1995, as amended (the "Rights Agreement"), as such rights agreement may be amended from time to time, the terms of which are hereby incorporated by reference and a copy of which is on file at the principal executive offices of Kinder Morgan, Inc. Under certain circumstances, as set forth in the Rights Agreement, such Rights will be evidenced by separate certificates and will no longer be evidenced by this certificate. Kinder Morgan, Inc. will mail to the holder of this certificate a copy of the Rights Agreement without charge after receipt of a written request therefor. As described in the Rights Agreement, Rights issued to or acquired by any Acquiring Person or any Affiliate or Associate thereof (each as defined in the Rights Agreement) shall, under certain circumstances, become null and void.


     THE SIGNATURE(S) SHOULD BE GUARANTEED BY AN ELIGIBLE GUARANTOR INSTITUTION (BANKS, STOCKBROKERS, SAVINGS AND LOAN ASSOCIATIONS AND CREDIT UNIONS WITH MEMBERSHIP IN AN APPROVED SIGNATURE GUARANTEE MEDALLION PROGRAM), PURSUANT TO S.E.C. RULE 17Ad-15.


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SIGNATURE(S) GUARANTEED BY:
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